UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2024

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock	QRTEA	The Nasdaq Stock Market LLC
Series B Common Stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Employment Arrangement with David Rawlinson II

On December 27, 2024, Qurate Retail, Inc. (the “Company”) entered into a letter agreement (the “Extension Letter”) with David Rawlinson II, President and Chief Executive Officer of the Company, extending the term of his employment with the Company under the Employment Agreement, effective July 12, 2021 (the “Employment Agreement”), through February 28, 2025 (the “Term”) (subject to any further extension that may be agreed to by the Company and Mr. Rawlinson) while a new employment arrangement with Mr. Rawlinson is negotiated. Pursuant to the Extension Letter, if Mr. Rawlinson and the Company have not entered into a new employment agreement or mutually agreed to a further extension of the Term on or prior to February 28, 2025, Mr. Rawlinson’s employment will terminate at the end of February 28, 2025 and shall be treated as a Protected Termination for purposes of the Employment Agreement, provided that the Severance Payments (as defined in the Employment Agreement) shall instead equal $1,000,000. The Employment Agreement was described in Item 5.02 of the Current Report on Form 8-K filed by the Company on July 13, 2021. The term of Mr. Rawlinson’s employment with the Company under the Employment Agreement was scheduled to end on December 31, 2024.

The foregoing description of the Extension Letter is qualified in its entirety by reference to the Extension Letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Extension Letter, dated December 27, 2024, between the Company and David Rawlinson II
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2024

QURATE RETAIL, INC.

By:	/s/ Katherine C. Jewell
	Name:	Katherine C. Jewell
	Title:	Vice President and Secretary